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                                                                    Exhibit 23.1


                        INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 33-59118, 33-59228, 33-81336 and 333-19993 of Fresh Choice, Inc. on Form S-8 of
our report dated February 7, 1997 appearing in the Annual Report on Form 10-K of Fresh Choice, Inc. for the year ended December 29, 1996.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

San Jose, California
March 25, 1997



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